UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: May 20, 2009


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                            SECTION 7 - REGULATION FD

Item 7.01 Regulation Fd Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

The text of the press release is attached hereto as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.


Wheat Ridge,  CO (MARKET WIRE) - May 20, 2009 - Sun River Energy,  Inc.  (OTCBB:
SNRV News) is pleased to announce that it has added W. Jack Ford, C.P.G., P.G. as a member of the Advisory Board. Mr. Ford has held positions from field geologist to high management, including President of a public oil and gas company. Mr. Ford is highly experienced in New Mexico geology and energy matters and is looking forward to assisting the Company in its evaluation, and potential exploration, of its assets in New Mexico.


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Mr. Fords Biographical information is as follows:

Mr. Ford is currently a consultant in Petroleum Management and Geologic Petroleum Exploration. He is a Certified Petroleum Geologist, Certified Professional Geologist, and Registered Professional Geologist (Wyoming). Mr. Ford has over 50 years of domestic and international experience in all aspects of petroleum and other mineral exploration, development, production, and resource utilization, as well as evaluation of environmentally sensitive properties and hydrogeologic determination of contaminated areas. He was awarded Bachelor and Master of Science degrees from the University of Oklahoma. Mr. Ford has held positions from field geologist to high management including President of a public oil and gas company. The last 13 years was spent with the New Mexico Energy, Minerals and Natural Resources Department dealing with oil, gas, mining and environmental regulatory issues.

Mr. Ford earns 10,000 shares of restricted common stock for his services


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
     99.1               Press Release, dated May 20, 2009
--------------------
*Filed herewith




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      SUN RIVER ENERGY, INC.


                                      By:      /s/Redgie Green
                                               ---------------
                                                  Redgie Green, President


Dated: May 20, 2009